Exhibit 10.1

Amended and Restated Administrative Services Agreement

Talon Capital Corp.

440 Louisiana Street, Suite 1050

Houston, Texas 77002

September 16, 2025

Talon Capital Sponsor LLC

440 Louisiana Street, Suite 1050

Houston, Texas 77002

Ladies and Gentlemen:

This letter amends, replaces and supersedes the Administrative Services Agreement dated September 8, 2025, entered between Talon Capital Corp. (the “Company”) and Talon Capital Sponsor LLC (the “Sponsor”) in connection with the Company’s initial public offering, and will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering of the securities (the “IPO”) of the Company and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), the Sponsor and/or its affiliates shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 440 Louisiana Street, Suite 1050, Houston, Texas 77002 (or any successor location). In exchange therefore, the Company shall pay the Sponsor and/or its affiliates the sum of $40,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,
Talon Capital Corp.

By:	/s/ Charles Leykum
	Name:	Charles Leykum
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Talon Capital Sponsor LLC

Talon Capital Holdings, LLC, as the Managing Member of Talon Capital Sponsor LLC

By:	/s/ Charles Leykum
	Name:	Charles Leykum
	Title:	Managing Member

[Signature Page to Administrative Services Agreement]